                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                                       FORM 8-K

                                    CURRENT REPORT


        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) September 4, 1998
                                                      ------------------------

                           Precept Business Services, Inc.
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)


                Texas                    000-23735            75-2487353
     -----------------------------      -------------     --------------------
     (State or other jurisdiction       (Commission         (IRS Employer
           of incorporation              File Number)     Identification No.)


        1909 Woodall Rodgers Freeway, Suite 500, Dallas, Texas       75201
     -------------------------------------------------------------------------
              (Address of principal executive offices)             (Zip Code)

     Registrant's telephone number, including area code   (214) 754-6600
                                                        ----------------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On September 4, 1998, Creative, a Maine corporation ("Creative"), merged (the "Merger") with and into Creative Acquisition Corp., a Texas corporation ("Sub") and a wholly-owned subsidiary of Precept Business Services, Inc., a Texas corporation (the "Company"), pursuant to that certain Agreement and Plan of Merger dated as of September 1, 1998 by and among the Company, Sub, Creative, and each of Edward Curtis and Robert Bazinet, the stockholders of Creative. As a result of the Merger, Sub succeeded to the business of Creative, including all of its assets and liabilities, and the Company became the indirect owner (through Sub) of such business. Creative, based in Bangor, Maine, provided printed products, distribution services and information solutions to business customers throughout the New England states.

     To the best knowledge of the Company, at the time of the Merger there was no material relationship between (i) Creative on the one hand and (ii) the Company, or any of its affiliates, its shareholders, any director or officer of the Company, or any associate of such director or officer on the other.

     The aggregate consideration paid by the Company in the Merger was $10,819,441, payable $4,359,241 in cash and $6,460,200 by the issuance of
2,463,844 shares of the Company's Class A Common Stock, par value $.01 (fully registered under the Company's Registration Statement on Form S-4, as amended (No. 333-42689)). The consideration for the acquisition was determined by arms-length negotiations between the parties to the Agreement and Plan of Merger.


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

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of business acquired.

     The financial statements required by this item will be filed by amendment to this initial report on Form 8-K on or before November 18, 1998.

(b)  Pro forma financial information

     None required pursuant to Regulation S-X.


(c)  Exhibits.

     Exhibit No.    Description
     -----------    -----------
     2.1            Agreement and Plan of Merger by and among Precept Business
                    Services, Inc., Creative Acquisition Corp., Creative, and
                    Edward Curtis and Robert Bazinet (1)

     99.1           Press Release issued by Precept Business Services, Inc.
                    dated September 8, 1998 (1)

--------------------
     (1)  Filed herewith

                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PRECEPT BUSINESS SERVICES, INC.



Date: September 17, 1998                By: /s/ DAVID L. NEELY
                                           ---------------------------------
                                        David L. Neely
                                        Chairman of the Board and Chief
                                        Executive Officer

                                  INDEX TO EXHIBITS

Exhibit
Number    Description of Exhibit
------    ----------------------
2.1       Agreement and Plan of Merger by and among Precept Business Services,
          Inc., Creative Acquisition Corp., Creative and Edward Curtis and
          Robert Bazinet. (1)

99.1      Press Release issued by Precept Business Services, Inc. dated
          September 8, 1998. (1)

-------------------------
     (1)  Filed herewith


















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